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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 28, 2001

DOLE FOOD COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-4455 (Commission File Number)	99-0035300 (IRS Employer Identification No.)

One Dole Drive
Westlake Village, California 91362
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (818) 879-6600

ITEM 2. Acquisition or Disposal of Assets

On November 28, 2001, Dole Food Company, Inc. (the "Company") disposed of 97.098% of the capital stock of Cerveceria Hondurena S.A., a Honduran corporation principally engaged in the beverage business in Honduras ("CHSA" or the "Honduran beverage business"). Such interest in CHSA had been held by two subsidiaries of the Company, and represented all of the capital stock of CHSA held by the Company and its subsidiaries. The disposition was accomplished by means of a stock exchange transaction with a subsidiary of South African Breweries plc, a public limited company organized under the laws of England and Wales. Subsequent to the stock exchange transaction, the Company received $537 million of cash.

ITEM 7. Financial Statements and Exhibits

(a) Not applicable

(b) Pro Forma Financial Information

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of October 6, 2001 and unaudited Pro Forma Consolidated Statements of Operations for the year ended December 30, 2000 and for the three quarters ended October 6, 2001 and October 7, 2000, have been prepared by adjusting the historical financial position and results of continuing operations to reflect the Company's Honduran beverage business as a discontinued operation. The historical results of operations of the Honduran beverage business up to its date of disposition will be reported as discontinued operations in Dole Food Company, Inc.'s future financial statements.

The accompanying unaudited Pro Forma Consolidated Balance Sheet has been prepared as if the disposition occurred on October 6, 2001, and the unaudited Pro Forma Consolidated Statements of Operations have been prepared as if the disposition occurred on the first day of the respective periods presented.

The accompanying unaudited pro forma consolidated financial statements should be read in conjunction with the accompanying notes. The pro forma consolidated financial information is unaudited and is presented for illustration purposes only. The unaudited pro forma consolidated financial information is not necessarily indicative of the consolidated results of operations or financial position that would have existed had the disposition occurred on the dates specified, nor are they indicative of future results.

These unaudited pro forma consolidated financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and related notes of Dole Food Company, Inc. (see Dole Food Company Inc.'s Annual Report on Form 10-K for 2000 and Quarterly Report on Form 10-Q for the quarter ended October 6, 2001).

(c) Exhibits:

99.1 Press Release dated November 29, 2001, by Dole Food Company, Inc.

99.2 Stock Exchange Agreement dated as of November 28, 2001 among Agoura Limited, Camarillo Limited, Standard Fruit Company, Dole Fresh Fruit International, Ltd., Dole Food Company, Inc., Bevco, Limited and South African Breweries plc.

DOLE FOOD COMPANY, INC.

Unaudited Pro Forma Consolidated Balance Sheet

October 6, 2001

(in thousands, except per share data)

	Historical	Honduran Beverage		Pro Forma Adjustments		Pro Forma
Current assets
Cash and cash equivalents	$38,618	4,040	(a)	536,951	(c)	$261,529
				(310,000	)(d)
Receivables	508,686	11,939	(a)	—		496,747
Inventories	420,960	49,508	(a)	—		371,452
Prepaid expenses	49,913	174	(a)	—		49,739

Total current assets	1,018,177	65,661		226,951		1,179,467
Investments	80,222	(32)	(a)	—		80,254
Investment in discontinued operations	—	(142,875)	(a)	(142,875)	(c)	—
Property, plant and equipment	953,174	83,083	(a)	—		870,091
Goodwill	270,894	14,033	(a)	—		256,861
Other assets	246,058	9,620	(a)	—		236,438

Total assets	2,568,525	29,490		84,076		2,623,111

Current liabilities
Notes payable	$15,056	—		—		$15,056
Current portion of long-term debt	7,680	—		—		7,680
Accounts payable and accrued liabilities	701,113	16,274	(a)	120,300	(c)	705,139
				(100,000	)(d)

Total current liabilities	723,849	16,274	(a)	20,300		727,875
Long-term debt	982,964	240	(a)	(210,000	)(d)	772,724
Other long-term liabilities	324,363	8,414	(a)	—		315,949
Minority interests	38,461	4,562	(a)	—		33,899
Common shareholders' equity	498,888	—		273,776	(c)	772,664

Total liabilities and equity	2,568,525	29,490		84,076		2,623,111

See notes to pro forma consolidated financial statements

DOLE FOOD COMPANY, INC.

Unaudited Pro Forma Consolidated Statements of Operations

Three Quarters Ended October 6, 2001

(in thousands, except per share data)

	Historical	Honduran Beverage		Historical Restated	Pro Forma Adjustments		Pro Forma
Revenue	$3,669,802	203,013	(b)	$3,466,789	—		$3,466,789
Cost of products sold	3,174,733	135,584	(b)	3,039,149	—		3,039,149

Gross margin	495,069	67,429		427,640	—		427,640
Selling, marketing and administrative expenses	430,184	38,476	(b)	391,708	—		391,708

Operating income	64,885	28,953		35,932	—		35,932
Interest income	4,759	421	(b)	4,338	7,699	(d)	12,037
Other income (expense)—net	5,741	(686	)(b)	6,427	—		6,427

Earnings before interest and taxes	75,385	28,688		46,697	7,699		54,396
Interest expense	62,514	336	(b)	62,178	(11,587	)(d)	50,591

Income (loss) before income taxes	12,871	28,352		(15,481)	19,286		3,805
Income taxes	35,941	6,808	(b)	29,133	6,172	(e)	35,305

Income (loss) from continuing operations	(23,070)	21,544		(44,614)	13,114		(31,500)

Net loss per common share
Basic	$(0.41)			$(0.80)			$(0.56)
Diluted	(0.41)			(0.80)			(0.56)

Average number of common shares outstanding
Basic	55,892			55,892			55,892
Diluted	55,892			55,892			55,892

See notes to pro forma consolidated financial statements

DOLE FOOD COMPANY, INC.

Unaudited Pro Forma Consolidated Statements of Operations

Three Quarters Ended October 7, 2000

(in thousands, except per share data)

	Historical	Honduran Beverage		Historical Restated	Pro Forma Adjustments		Pro Forma
Revenue	$3,700,618	199,316	(b)	$3,501,302	—		$3,501,302
Cost of products sold	3,122,106	126,823	(b)	2,995,283	—		2,995,283

Gross margin	578,512	72,493		506,019	—		506,019
Selling, marketing and administrative expenses	410,810	35,877	(b)	374,933	—		374,933
Hurricane Mitch insurance proceed—net	(42,506)	—		(42,506)	—		(42,506)
Business downsizing charge	45,761	—		45,761	—		45,761
Gain on sale of citrus assets	(8,142)	—		(8,142)	—		(8,142)

Operating income	172,589	36,616		135,973	—		135,973
Interest income	12,886	491	(b)	12,395	11,243	(d)	23,638
Other income (expense)—net	548	(3,024	)(b)	3,572	—		3,572

Earnings before interest and taxes	186,023	34,083		151,940	11,243		163,183
Interest expense	76,945	388	(b)	76,557	(12,067	)(d)	64,490

Income before income taxes	109,078	33,695		75,383	23,310		98,693
Income taxes	34,905	8,557	(b)	26,348	7,459	(e)	33,807

Income from continuing operations	74,173	25,138		49,035	15,851		64,886

Net income per common share
Basic	$1.33			$0.88			$1.16
Diluted	1.33			0.88			1.16

Average number of common shares outstanding
Basic	55,852			55,852			55,852
Diluted	55,920			55,920			55,920

See notes to pro forma consolidated financial statements

DOLE FOOD COMPANY, INC.

Unaudited Pro Forma Consolidated Statements of Operations

Year Ended December 30, 2000

(in thousands, except per share data)

	Historical	Honduran Beverage		Historical Restated	Pro Forma Adjustments		Pro Forma
Revenue	$4,763,128	260,604	(b)	$4,502,524	—		$4,502,524
Cost of products sold	4,037,530	159,752	(b)	3,877,778	—		3,877,778

Gross margin	725,598	100,852		624,746	—		624,746
Selling, marketing and administrative expenses	546,538	47,736	(b)	498,802	—		498,802
Hurricane Mitch insurance proceed—net	(42,506)	—		(42,506)	—		(42,506)
Business downsizing charge	45,761	—		45,761	—		45,761
Gain on sale of citrus assets	(8,578)	—		(8,578)	—		(8,578)

Operating income	184,383	53,116		131,267	—		131,267
Interest income	15,386	780	(b)	14,606	14,616	(d)	29,222
Other income (expense)—net	(2,167)	(2,801	)(b)	634	—		634

Earnings before interest and taxes	197,602	51,095		146,507	14,616		161,123
Interest expense	98,110	565	(b)	97,545	(15,735	)(d)	81,810

Income before income taxes	99,492	50,530		48,962	30,351		79,313
Income taxes	31,837	12,933	(b)	18,904	9,712	(e)	28,616

Income from continuing operations	67,655	37,597		30,058	20,639		50,697

Net income per common share
Basic	$1.21			$0.54			$0.91
Diluted	$1.21			0.54			0.91

Average number of common shares outstanding
Basic	55,854			55,854			55,854
Diluted	55,989			55,989			55,989

See notes to pro forma consolidated financial statements

DOLE FOOD COMPANY, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(a)
To reclassify the assets and liabilities of the Honduran beverage business as discontinued operations.

(b)
To eliminate the operating accounts of the Honduran beverage business from continuing operations.

(c)
To record the disposition of the Honduran beverage business, including estimated income taxes payable on the related gain and transaction and other related costs.

(d)
To record the use of transaction proceeds for the repayment of debt and the estimated payment of income taxes on the gain realized upon the disposition of the Honduran beverage business as well as to reflect the income statement effects associated with the repayment of debt and investment of proceeds.

(e)
To record the income tax effect of pro forma adjustments at the Company's effective tax rate of 32% in both 2001 and 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 13, 2001	DOLE FOOD COMPANY, INC. REGISTRANT
	By:	/s/ KENNETH J. KAY Kenneth J. Kay Vice President and Chief Financial Officer
	By:	/s/ GIL BOROK Gil Borok Vice President, Controller and Chief Accounting Officer

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  ITEM 2. Acquisition or Disposal of Assets
  ITEM 7. Financial Statements and Exhibits
DOLE FOOD COMPANY, INC. Unaudited Pro Forma Consolidated Balance Sheet October 6, 2001 (in thousands, except per share data)
DOLE FOOD COMPANY, INC. Unaudited Pro Forma Consolidated Statements of Operations Three Quarters Ended October 6, 2001 (in thousands, except per share data)
DOLE FOOD COMPANY, INC. Unaudited Pro Forma Consolidated Statements of Operations Three Quarters Ended October 7, 2000 (in thousands, except per share data)
DOLE FOOD COMPANY, INC. Unaudited Pro Forma Consolidated Statements of Operations Year Ended December 30, 2000 (in thousands, except per share data)
DOLE FOOD COMPANY, INC. Notes to Unaudited Pro Forma Consolidated Financial Statements
SIGNATURES